Exhibit 10.3

AMENDMENT NO. 1 TO GOVERNANCE AGREEMENT

THIS AMENDMENT NO. 1 TO GOVERNANCE AGREEMENT, dated as of November 14, 2023, is entered into by and among (i) Presto Automation Inc., a Delaware corporation (the “Company”), (ii) the REMUS Stockholders (as defined herein), (iii) Rajat Suri (“Former Chief Executive Officer”) and (iv) Presto CA LLC, a Delaware limited liability company (“CA,” and together with the REMUS Stockholders and the Former Chief Executive Officer, collectively, the “Principal Stockholders” and each a “Principal Stockholder”), and amends that certain Governance Agreement dated as of September 21, 2022, by and among the Company, the Principal Stockholders and solely for purposes Section 2.3, Section 2.5 and Article III, I2BF Global Investments Ltd., a Cayman Islands exempted company (the “Governance Agreement”). Capitalized terms used and not defined in this Amendment have the respective meanings given to such terms in the Governance Agreement.

WITNESSETH:

WHEREAS, pursuant to Section 4.3(a) of the Governance Agreement, the Governance Agreement may be amended only by a written instrument duly executed by the Company and the Principal Stockholders; and

WHEREAS, the parties wish to amend the Governance Agreement as described herein.

NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereto hereby agree as follows:

1. Definition of “Principal Stockholders”. The definition of “Principal Stockholders” is hereby amended by deleting “(iii) Rajat Suri (“Chief Executive Officer”)” and “and the Chief Executive Officer.”

2. Definition of “Chief Executive Officer”. The definition of “Chief Executive Officer” is hereby deleted in its entirety.

3. Definition of “Chief Executive Officer Designee”. The definition of “Chief Executive Officer Designee” is hereby deleted in its entirety.

4. Deletion of Section 2.1(f). Section 2.1(f) of the Governance Agreement is hereby deleted in its entirety.

5. Deletion of Section 4.4(e). Section 4.4(e) of the Governance Agreement is hereby deleted in its entirety.

6. Valid Amendment. This Amendment is made in accordance with Section 4.3 of the Governance Agreement and constitutes an integral part thereof.

7. Confirmation, Ratification and Entire Agreements. Except as expressly amended and modified herein, the Governance Agreement shall continue in full force and effect, and the parties hereby ratify and confirm the Governance Agreement as hereby amended. All references to the Governance Agreement in any document, instrument, agreement, or writing delivered pursuant to the Governance Agreement (as amended hereby) shall hereafter be deemed to refer to the Governance as amended hereby. The Governance Agreement (as amended hereby) and any other documents, instruments, and agreements among the parties as contemplated by or referenced in the Governance Agreement comprise the complete and exclusive agreement between the parties regarding the subject matter of this Amendment, and supersede all oral and written communications, negotiations, representations or agreements in relation to that subject matter made or entered into before the date hereof.

8. Miscellaneous. Sections 4.2 (Successors and Assigns; Beneficiaries), 4.3(b) (Waiver of Compliance), 4.4 (Notices), 4.7 (Severability), 4.8 (CHOICE OF LAW AND VENUE; WAIVER OF RIGHT TO JURY TRIAL) and 4.9 (Counterparts) of the Governance Agreement are incorporated herein by reference, mutatis mutandis. Upon the effectiveness of this Amendment, each reference in the Governance Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Governance Agreement shall mean and refer to the Governance Agreement as amended by this Amendment.

IN WITNESS WHEREOF, each of the undersigned has signed this Amendment No. 1 to Governance Agreement as of the date first above written.

PRESTO AUTOMATION INC.

By:	/s/ Xavier Casanova
Name:	Xavier Casanova
Title:	Chief Executive Officer

REMUS STOCKHOLDERS:

ROMULUS CAPITAL I, L.P.

By: Romulus Capital Partners I, LLC, its General Partner

By:	/s Krishna Gupta
Name:	Krishna Gupta
Title:	Authorized Signatory

ROMULUS CAPITAL II, L.P.

By: Romulus Capital Partners II, LLC, its General Partner

By:	/s/ Krishna Gupta
Name:	Krishna Gupta
Title:	Authorized Signatory

ROMULUS CAPITAL III, L.P.

By: Romulus Capital Partners II, LLC, its General Partner

By:	/s/ Krishna Gupta
Name:	Krishna Gupta
Title:	Authorized Signatory

ROMULUS ELC B3 SPECIAL OPPORTUNITY, L.P.

By: Romulus GP, its General Partner

By:	/s/ Krishna Gupta
Name:	Krishna Gupta
Title:	Authorized Signatory

ZAFFRAN SPECIAL OPPORTUNITIES LLC

By:	/s/ Krishna Gupta
Name:	Krishna Gupta
Title:	Authorized Signatory

PRESTO CA LLC

By:	/s/ Joseph McCoy
Name:	Joseph McCoy
Title:	Authorized Signatory

RAJAT SURI

By:	/s/ Rajat Suri